UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2007
Date of Report (Date of earliest event reported)

Global Developments Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	98-0453932
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 510 - 999 West Hastings Vancouver, B.C.
V6C 2W2
(Address of principal executive offices)	(Zip Code)

604-685-7552

Issuer's telephone number
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01   OTHER EVENTS

The attached announcement was released to the news media on January 31st 2007.

Press Release	Source: Global Developments Inc.

Global Developments Sells Saskatchewan Mineral Claims

Vancouver, January 31, 2007 - Global Developments, Inc. (PINKSHEETS: GDVM), a publicly traded venture capital company, is pleased to announce that on January 30, 2007, it entered into an agreement to sell 100% of its interest in six Saskatchewan mineral claims, collectively called the Fort a La Corne Diamond Collection, to Blackedge Strategic Capital and Consulting Ltd., a private company, in exchange for 1,000,000 shares in Trilliant Inc., a public company trading on the OTC Bulletin Board under the symbol TRLL.OB. Upon transfer, Global will no longer be responsible for maintenance of the properties. The Saskatchewan claims are numbered S-137660 through S-137665, and represent a collection of mineral claims in the diamond-producing region of Fort a la Corne, Saskatchewan.

About Global Developments

Global Developments, Inc. is a publicly traded venture capital company. It was formed to create a unique investment vehicle representing a growing portfolio of innovative and emerging growth-oriented companies. Global acquires its portfolio companies either as wholly or partially owned subsidiaries, or as an investment where Global is the lead investor or parent company. As a result, Global maintains substantial management and operational control, thereby giving it the ability to provide significant oversight and guidance in building value and creating liquidity events for its shareholders. Global invests in companies with solid management, operational excellence, and the potential to grow substantial revenue streams.

Please visit http://www.globaldevelopmentsinc.com for more information.

Forward-Looking Statements

You should not place undue reliance on forward-looking statements in this press release. This press release contains forward-looking statements that involve risks and uncertainties. Words such as ``will,'' ``anticipates,'' ``believes,'' ``plans,'' ``goal,'' ``expects,'' ``future,'' ``intends,'' and similar expressions are used to identify these forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks we face as described in this press release. For further information about Global Developments, Inc. please refer to its Web site at http://www.globaldevelopmentsinc.com.

Contact:
Global Developments, Inc.
Leighton Dean
(604) 685-7552
ldean@globaldevelopmentsinc.com

Source: GLOBAL DEVELOPMENTS, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Developments Inc.

Date: January 31, 2007	By:	/s/ John D. Briner
President